SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 January 7, 2003
                       -----------------------------------
                Date of Report (Date of earliest event reported)

 SAFE TECHNOLOGIES INTERNATIONAL INC. (Formerly Safe Aid Products Incorporated)
 -------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)

         Delaware                        000-17746             22-2824492
----------------------------      ----------------------  ----------------------
(State or other jurisdiction         (Commission File       (I.R.S. Employer
of incorporation or organization)         Number)         Identification Number)


                        2875 SOUTH OCEAN BLVD., SUITE 211
                            PALM BEACH, FLORIDA 33480
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                  561-832-2700
                             -----------------------
                         Registrant's telephone number,
                              including area code.

Item 5.   Other Events and Regulation FD Disclosure.

          See exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits

          99.1 Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Safe Technologies International, Inc.

                               By:      /s/ Michael J. Posner
                                        ---------------------------
                                        Michael J. Posner, President


                               Date:    January 7, 2003